UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2006

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD: TRANSFER OF LISTING

On December 15, 2006, Navistar International Corporation (the "Company") was advised by the New York Stock Exchange, Inc. (NYSE) that the NYSE intended to suspended from trading on both the NYSE and NYSE Arca the Company's common stock and the Company's convertible junior preference stock, series D, prior to the opening on December 20, 2006, or such earlier date as the Company commences trading in another securities marketplace or if there is material adverse development. The NYSE's advised the Company that its decision to suspend trading was reached because the Company is a late filer and was under review by NYSE Regulation in light of the delay in filing with the Securities and Exchange Commission ("SEC") its October 31, 2005 Form 10-K and certain of the Company's fiscal 2006 Form 10-Q filings.

On December 18, 2006, the Company requested a formal review of this decision by a Committee of the Board of Directors of NYSE Regulation. On December 20, 2006, the Company was further advised by the NYSE that its prior decision to suspend from trading on both the NYSE and NYSE Arca the Company’s common stock and the Company’s convertible junior preference stock, series D will be deferred pending a formal review of this issue by a Committee of the Board of Directors of NYSE Regulation. Such review is expected to occur on January 30, 2007 and a public announcement will be made by NYSE Regulation following its formal review either to move forward with suspension and delisting or to continue trading in the Company’s securities.

ITEM 8.01 OTHER EVENTS

As a result of the delay in the filing of Navistar International Corporation’s (the “Company”) 2005 Form 10-K and Proxy Statement as initially disclosed in its Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on January 17, 2006, the Company could not make certain disclosures required to be made in those filings under Section 303A of the New York Stock Exchange (“NYSE”) Listed Company Manual as more fully discussed below. The Company further advised the NYSE that the finalization of its financial statements for the fiscal year ended October 31, 2005 and the accompanying audit were ongoing, and at this time, the Company was not prepared to file its 2005 Form 10-K and Proxy Statement which would include the required NYSE corporate governance disclosures. Based upon discussions with the NYSE, the Company was advised that it could provide the required corporate governance disclosures through the filing of this Current Report on Form 8-K.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K and proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

·
disclose the Board of Director’s (Board) evaluation of each director’s relationship with the company, whether the Board has adopted categorical standards of independence, and its determination as to the independence of each director;

·	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the Board;

·	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

·
disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the Board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

·
disclose that (i) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (ii) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

The Company intends to provide the following disclosures (as updated for fiscal year 2006) in its 2005 Form 10-K and/or Proxy Statement to be distributed to stockholders in substantially the form presented below. The Company is diligently working to complete its 2005 Form 10-K and Proxy Statement, and will distribute both filings to its stockholders as soon as possible. However, the Company can provide no assurances at this time as to when this distribution will take place.

BOARD INDEPENDENCE

The Board of the Company believes that a majority of its members should be independent non-employee directors. The Board has affirmatively determined that each of the following members: Messrs. Belton, Clariond, Correnti, Hammes, Keyes, Morcott and Ms. Griffin qualifies as an “independent director” in accordance with the published listing requirements of the NYSE and the Company’s internal guidelines for determining director independence. Both the NYSE independence listing standards and the Company’s internal guidelines include a series of objective tests for determining the independence of a director, such as that the director is not an employee of the Company and has not engaged in various types of commercial or charitable relationships with the Company. A copy of the Company’s existing guidelines for determining director independence, as included in the Board’s Corporate Governance Guidelines, is attached hereto and incorporated herein by reference as Exhibit 99.1. The Board has made a determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company, its management and/or its independent registered public accounting firm. The Company intends to explain in its Proxy Statement the basis for any determination by the Board that a relationship is not material if the relationship does not satisfy one of the specific categories of immaterial relations contained in the Company’s existing guidelines. At this time, there is no relationship that requires such disclosure.

BOARD MEETINGS AND COMMITTEES

The Board of Directors has documented its governance practices in the Board Corporate Governance Guidelines, a copy of which is available on the Investor Relations section of the Company's website at http://ir.navistar.com (click on “Corporate Governance” and then “Governance Documents”) and is available free of charge on request of the Company’s Corporate Secretary at the address set forth on the front page of Current Report. These governance standards embody many of the Company’s long-standing practices, policies and procedures, which are the foundation of its commitment to best practices. In 2006 the Board conducted an evaluation of the directors, the committees and the Board to determine the effectiveness of the Board. The Board has five standing committees: an Audit Committee, a Compensation Committee, an Executive Committee, a Finance Committee and a Nominating and Governance Committee.

In fiscal year 2006 the full Board met seven times, including one telephone meeting. In addition, the Board's outside (non-management) directors met three times in regularly scheduled executive sessions to evaluate the performance of the Board, the performance of the Chief Executive Officer, and to discuss corporate strategies. The Chairs of our Audit, Compensation, Nominating and Governance and Finance Committees of the Board each preside as the chair at meetings or executive sessions of outside directors at which the principal items to be considered are within the scope of the authority of his or her committee. You may communicate with the chair of any of these committees by sending an e-mail to presiding.director@nav-international.com or by writing to the Presiding Director c/o the Corporate Secretary, at the
address set forth on the front page of this Current Report. In addition, you can contact any of our directors or our Board as a group by writing to them c/o the Corporate Secretary at the same address. All communications will be received and processed by the Corporate Secretary. You will receive a written acknowledgement from the Corporate Secretary's Office upon receipt of your communication.

Below is a description of each committee of the Board.

Audit Committee — The Audit Committee is composed of four directors, none of whom are employees of the Company. All of the members of the Committee meet the independence listing requirements of the NYSE and the Company’s internal guidelines on the subject. The Committee oversees the Company's financial reporting process on behalf of the Board. During fiscal 2006, the Committee reviewed the fiscal 2006 audit plans of the Company's independent public accountants and internal audit staff, reviewed the status of the audit of the Company's accounts with the Company’s registered public accounting firm and the internal auditors, considered the adequacy of audit scope and reviewed and discussed with the auditors, management and outside consultants the Company’s ongoing accounting review and previously announced restatement of prior years financial statements. The Committee appointed the

Company's registered public accounting firm. The Committee also reviewed environmental surveys and compliance activities for the Company's facilities and reviews and decides on conflicts of interest that may affect executive officers or directors. The Committee is governed by a written charter, a copy of which is available on the Investor Relations section of the Company's website at http://ir.navistar.com (click on “Corporate Governance” and then “Governance Documents”) and is available free of charge on request of the Company’s Corporate Secretary at the address set forth on the front page of this Current Report. In fiscal year 2006, the Committee held 18 meetings, including 12 telephone meetings. The Committee conducted an evaluation of its performance in 2006.

Compensation Committee — The Compensation Committee is composed of five directors, none of whom are employees of the Company. All of the members of the Committee meet the independence requirements of the NYSE listing standards and the Board’s Corporate Governance Guidelines. The Committee recommends to the Board the election, responsibilities and compensation of all executive officers. Upon management's recommendation, the Committee also reviews basic changes to non-represented employees' base compensation and incentive and benefit plans. The Committee is governed by a written charter, a copy of which is available on the Investor Relations section of the Company's website at http://ir.navistar.com (click on “Corporate Governance” and then “Governance Documents”) and is available free of charge on request of the Company’s Corporate Secretary at the address set forth on the front page of this Current Report. The Committee held five meetings in fiscal year 2006. The Committee conducted an evaluation of its performance in 2006.

Executive Committee — The Executive Committee is composed of four directors, three of whom are not employees of the Company. The Committee represents the Board between meetings for the purpose of consulting with officers, considering matters of importance and either taking action or making recommendations to the Board. The Committee held five meetings in fiscal year 2006, all via telephone conference.

Finance Committee — The Finance Committee is composed of six directors, none of whom are employees of the Company. The Committee reviews the Company's financing requirements; custody and management of assets which fund the pension and retirement savings plans of the Company's subsidiaries; procedures by which projections and estimates of cash flow are developed; dividend policy; and operating and capital expenditure budgets. The Committee is governed by a written charter, a copy of which is available on the Investor Relations section of the Company's website at http://ir.navistar.com (click on “Corporate Governance” and then “Governance Documents”) and is available free of charge on request of the Company’s Corporate Secretary at the address set forth on the front page of this Current Report. In fiscal year 2006, the Committee held six meetings, including one telephone meeting. The Committee conducted an evaluation of its performance in 2006.

Nominating and Governance Committee — The Nominating and Governance Committee is composed of three directors, none of whom are employees of the Company. All of the members of the Committee meet the independence requirements of the NYSE listing standards and the

Board’s Corporate Governance Guidelines. The Committee is responsible for the organization of the Board, reviewing and making recommendations to the Board concerning nominees for election as directors and reviewing and recommending corporate governance practices and policies of the Company. The Committee is governed by a written charter, a copy of which is available on the Investor Relations section of the Company's website at http://ir.navistar.com (click on “Corporate Governance” and then “Governance Documents”) and is available free of charge on request of the Company’s Corporate Secretary at the address set forth on the front page of this Current Report. In fiscal year 2006, the Committee held seven meetings, including one telephone meeting. The Committee conducted an evaluation of its performance in 2006.

CODE OF ETHICS POLICY

The Company has adopted a Code of Ethics Policy applicable to its directors, officers and employees (including the chief executive officer and chief financial officer) which establishes the principles, policies and conduct for professional behavior in the workplace. Every director, required to be publicly disclosed pursuant to the rules of the Securities and Exchange Commission. A copy of the Company’s Code of Ethics Policy is available on the Investor Relations section of the Company's website at http://ir.navistar.com (click on “Corporate Governance” and then “Governance Documents”) and is available free of charge on request of the Company's Corporate Secretary at the address set forth on the front page of this Current Report.

The Audit Committee has established procedures for employees, vendors and others to communicate concerns with respect to our accounting, internal controls or financial reporting to the Audit Committee, which has responsibility for these matters. Concerns may be reported as follows:

Via the Navistar Business Abuse and Compliance Hotline	Write to the Audit Committee	E-mail the Audit Committee
1-800-241-5689	Audit Committee c/o Corporate Secretary Navistar International Corporation 4201 Winfield Road P.O. Box 1488 Warrenville, IL 60555	Audit.committee@nav-international.com

Annual CEO Certification

The certification by the Company’s chief executive officer required under Section 303A.12(a) of the NYSE corporate governance rules has been submitted to the NYSE without qualification.

As discussed above, upon the filing of this Current Report Form 8-K the Company will be in compliance with the NYSE corporate governance rules.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(d)	Exhibits

	Exhibit No.	Description	Page

	99.1	Board of Director’s Independence Criteria	E-1

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company’s other liquidity sources, to repay any amounts due should any of the company’s debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company’s future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company’s liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006. In addition, the financial information presented in this report is preliminary and unaudited and is subject to change based on the completion of our on-going review of accounting matters, the completion of our fiscal years 2005 and 2006 annual financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company’s financial statements for2005 and 2006 due to revised application of certain accounting principles and methodologies that individually or in the aggregate may be material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: December 20, 2006	/s/ William A. Caton
William A. Caton Executive Vice President and Chief Financial Officer